Summary of significant accounting policies (Tables)	6 Months Ended
Jun. 30, 2026
Accounting Policies [Abstract]
Schedule of property plant and equipment estimated useful lives
Plant and equipment	Lesser of lease term or expected useful life

Computer Equipment	3 years

Schedule of estimated useful life of intangible assets	The useful life of the intangible assets is assessed to be finite. Amortization is computed using the straight-line method over the estimated useful life as follows:
Software	5 years